                                                                  EXHIBIT 10.5.1

                       AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

          THIS AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of February 20, 2001 by and among Safeguard Scientifics, Inc., a Pennsylvania corporation ("SSI" or a "Borrower"), Safeguard Scientifics (Delaware) Inc., a Delaware corporation ("SSD" or a "Borrower"), Safeguard Delaware, Inc., a Delaware corporation ("SDI" or a "Borrower" and, collectively with SSI and SSD, the "Borrowers") and PNC Bank, National Association ("PNC") as agent for the "Lenders" under the Loan Agreement, and each of the "Lenders" signatory hereto.

BACKGROUND

          A. The parties entered into that certain Amended and Restated Credit Agreement dated April 18, 2000 (as amended to date, the "Loan Agreement").

          B. Lenders and the Borrowers desire to amend the Loan Agreement in the manner hereinafter set forth.

          C. Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Loan Agreement.

          D. Subject to compliance with all conditions specified herein, all amendments hereinafter set forth are effective as of the date hereof unless otherwise expressly stated herein to the contrary.

          NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

          1.   Waiver of Covenant Violation.  Lenders hereby waive violations by
               ----------------------------
the Borrower of Section 6.8 of the Loan Agreement (Tangible Net Worth) for the period (the "Waiver Period") 12/31/00 through and including 3/30/01, provided that Borrowers agree to maintain Tangible Net Worth during the Waiver Period of not less than $1,000,000,000. Borrowers will be in compliance with Section 6.8 as of 3/31/01 and thereafter.

          2.   Rate of Interest.   Section 2.8(c)(i)(B) of the Loan Agreement
               ----------------
("LIBOR Rate") is, effective as of February 22, 2001, amended and restated in its entirety as follows:

          "LIBOR Rate" means for any day during each Rate Period (a) the per
          ------------
     annum rate of interest (computed on a basis of a year of 360 days and actual days elapsed) determined by Agent as being the composite rate available to Agent at approximately 11:00 a.m., London time in the London Interbank Market, as referenced by Telerate (page 3750), in accordance with the usual practice in such market, for the Rate Period elected by Borrowers, in effect two (2) Good Business Days prior to the funding date for a requested LIBOR Rate advance for deposits of dollars in amounts equal (as nearly as may be estimated) to the amount of the LIBOR Rate advance which shall then be loaned by the Lenders to Borrowers as of the time of such determination, as such rate (the "Base Rate") may be adjusted by the reserve percentage applicable during the Rate Period in effect (or if more than one such percentage shall be applicable, the daily average of such percentages for those days in such Rate Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without
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     limitation, any emergency, supplemental or other marginal reserve requirement) for the Agent with respect to liabilities or assets consisting of or including "Eurocurrency Liabilities" as such term is defined in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time, having a term equal to such Rate Period ("Eurocurrency Reserve Requirement"), plus (b) 2.25 percentage points. Such
                                           ----
     reserve adjustment shall be effectuated by calculating, and the LIBOR Rate shall be equal to, (a) the quotient of (i) the Base Rate divided by (ii) one minus the Eurocurrency Reserve Requirement, plus (b) 2.25 percentage
                                                     ----
     points."


          3.   Cross Collateralization.   Borrowers agree that, effective as of
               ------------------------
the date hereof, the "Collateral" will now secure both the Revolving Loan I and the Revolving Loan II. Accordingly, the definition of "Secured Obligations" is hereby amended to mean all "Obligations" as presently defined in the Loan Agreement, including all liabilities and obligations of the Borrowers in connection with both the Revolving Loan I and the Revolving Loan II. The Pledge Agreement, as defined in the Loan Agreement, is deemed amended hereby to reflect the foregoing.

          4.   Miscellaneous.
               -------------

          A.   Construction.   Except to the extent any provision of this
               ------------
Amendment restates or otherwise amends a provision of the Loan Agreement, the provisions of this Amendment shall be in addition to those of the Loan Agreement, the Notes and the Security Documents, all of which shall be construed as integrated and complementary to each other. In the event of any express inconsistency between the terms hereof and those contained in the Loan Agreement, the terms hereof shall control. Except as modified by the terms hereof, all terms and provisions of the Loan Agreement remain unchanged and in full force and effect.

          B.   Binding Effect; Assignment and Entire Agreement. This Amendment
               -----------------------------------------------
shall inure to the benefit of, and shall be binding upon, the respective successors and permitted assigns of the parties hereto. Borrowers have no right to assign any of their rights or delegate any of their obligations hereunder without the prior written consent of Lenders. This Amendment, together with the Loan Agreement, the Notes and the Security Documents, constitute the entire agreement among the parties relating to the subject matter thereof. All exhibits referred to herein and attached hereto shall be deemed expressly incorporated herein by reference and made a part hereof.

          C.   Waiver of Jury Trial. Borrowers and Lenders irrevocably waive
               --------------------
trial by jury and the right thereto in any litigation in any court with respect to, in connection with, or arising out of, this Amendment, the Notes, Security Documents, or any instrument or document delivered pursuant to this Amendment, or the validity, protection, interpretation, collection or enforcement thereof.

          D.   Expenses. In addition to all other expense reimbursement
               --------
obligations of the Borrowers contained in the Loan Agreement and the Security Documents, Borrowers will reimburse Lenders for all costs and expenses, including reasonable attorneys' fees, incurred by Lenders in the negotiation, preparation and consummation of this Amendment and the documents to be delivered pursuant hereto.

          E.   Reaffirmation and Release. Borrowers ratify and reaffirm all of
               --------------------------
their Obligations to Lenders and agree that the same are owing without set-off, counterclaim or other defense of any nature. Borrowers specifically ratify and reaffirm all waiver of jury trial provisions set forth in the Loan Agreement, the Notes and the Security Documents.

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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                             LENDERS:

                                             PNC BANK, NATIONAL ASSOCIATION
                                             By: /S/ Joseph G. Meterchick
                                                 -------------------------------
                                             Name: Joseph G. Meterchick
                                                   -----------------------------
                                             Title: Vice President
                                                    ----------------------------

                                             SUMMIT BANK
                                             By: /S/ Jeff Southworth
                                                 -------------------------------
                                             Name: Jeff Southworth
                                                   -----------------------------
                                             Title: Vice President
                                                    ----------------------------

                                             FIRST UNION NATIONAL BANK
                                             By: /S/ Richard Wolbach
                                                 -------------------------------
                                             Name: Richard Wolbach
                                                   -----------------------------
                                             Title: Vice President
                                                    ----------------------------

                                             U.S. BANK NATIONAL ASSOCIATION
                                             By: /S/ Mark R. Olmon
                                                 -------------------------------
                                             Name: Mark R. Olmon
                                                   -----------------------------
                                             Title: Senior Vice President
                                                    ----------------------------

                                             MELLON BANK, N.A.
                                             By: /S/ Donald G. Cassidy, Jr.
                                                 -------------------------------
                                             Name: Donald G. Cassidy, Jr.
                                                   -----------------------------
                                             Title: Senior Vice President
                                                    ----------------------------

                                             NATIONAL CITY BANK OF PENNSYLVANIA
                                             By: /S/ Charles P. Bugajski
                                                 -------------------------------
                                             Name: Charles P. Bugajski
                                                   -----------------------------
                                             Title: Vice President
                                                    ----------------------------

                                             COMERICA BANK
                                             By: /S/ Alan Jepsen
                                                 -------------------------------
                                             Name: Alan Jepsen
                                                   -----------------------------
                                             Title: Senior Vice President
                                                    ----------------------------

                                             BANK OF AMERICA, N.A.
                                             By: /S/ Jouni Korhonen
                                                 -------------------------------
                                             Name: Jouni Korhonen
                                                   -----------------------------
                                             Title: Managing Director
                                                    ----------------------------

                                      -3-
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               SIGNATURES CONTINUED.....

                                        WILMINGTON TRUST
                                        By: /S/ Jerald C. Goodwin
                                            ------------------------------------
                                        Name: Jerald C. Goodwin
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        BORROWERS:

                                        SAFEGUARD SCIENTIFICS, INC.
                                        By: /S/ Gerald A. Blitstein
                                            ------------------------------------
                                        Name: Gerald A. Blitstein
                                              ----------------------------------
                                        Title: Executive Vice President and CFO
                                               ---------------------------------

                                        SAFEGUARD SCIENTIFICS (Delaware) INC.
                                        By: /S/ NJ Klauder
                                            ------------------------------------
                                        Name: NJ Klauder
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                        SAFEGUARD DELAWARE, INC.
                                        By: /S/ NJ Klauder
                                            ------------------------------------
                                        Name: NJ Klauder
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


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